EXHIBIT 10.45

                   FIRST AMENDMENT TO AMENDED, RESTATED
                AND CONSOLIDATED LOAN AND SECURITY AGREEMENT

	This First Amendment to Amended, Restated and Consolidated Loan and Security Agreement ("Amendment") is made as of this 14th day of February, 2001 by and among Fleet Capital Corporation, a Rhode Island corporation with an office at 200 Glastonbury Road, Glastonbury, CT 06033 ("Lender") and JEH/Eagle Supply, Inc., a Delaware corporation with its executive office and principal place of business at 2500 U.S. 287, Mansfield, Texas 76063 (formerly located at 122 East 42nd Street, Suite 1116, New York, NY 10168) ("JEH"); Eagle Supply, Inc., a Florida corporation with its executive office and principal place of business at 2500 U.S. 287, Mansfield, Texas 76063 (formerly located at 122 East 42nd Street, Suite 1116, New York, NY 10168) ("Eagle"); and JEH/Eagle, L.P. a Texas limited partnership with its executive office and principal place of business at 2500 U.S. 287, Mansfield, Texas 76063 (formerly located at 122 East 42nd Street, Suite 1116, New York, NY 10168) ("LP", and collectively with JEH and Eagle referred to as "Borrowers", and sometimes each individually is also referred to as "Borrower").

                               BACKGROUND
                               ----------

        A. Borrowers and Lender are parties to a certain Amended, Restated and Consolidated Loan and Security Agreement dated June 20, 2000, as same has been, and may be, modified, amended, restated or supplemented from time to time, including by that certain Joinder to Amended, Restated and Consolidated Loan and Security Agreement dated July 1, 2000 (collectively referred to as the "Loan Agreement") pursuant to which Lender established certain financing arrangements for the benefit of Borrowers. The Loan Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto, are referred to herein collectively as the "Existing Loan Documents". All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

        B. Borrowers have requested that Lender, inter alia, amend and modify the Loan Agreement as follows: (i) amend the definition of Cash Flow; (ii) amend the definition of Excess Cash Flow; and (iii) amend the Cash Flow covenant set forth in Section 8.3.2 of the Loan Agreement.

        C. Borrowers have also requested that Lender modify the Borrowing Base pursuant to the terms and conditions set forth in the Loan Agreement.

        D. Lender has agreed, subject to the terms and conditions set forth below to, inter alia, amend the Loan Agreement as set forth above.

	NOW, THEREFORE, with the foregoing Background incorporated herein by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

             1.   Amendments to Loan Agreement.
                  -----------------------------

                  1.1 Section 8.3.2 of the Loan Agreement is hereby deleted in its entirely and replaced with the following:




          Exhibit 10.45 - Pg. 1



                  8.3.2 Cash Flow. Achieve Cash Flow of not less than the amounts shown below for the period corresponding thereto:

             Period                                  Amount
             ------                                  ------

             Trailing 12 month periods ending
             June 30, 2000, September 30, 2000,
             December 31, 2000 and March 31, 2001    ($1,750,000)

             Trailing 12 month period ending
             June 30, 2001                           ($1,000,000)

             Trailing 12 month period ending
             September 30, 2001                       $0

             Trailing 12 month periods ending
             December 31, 2001 and as of each
             quarter thereafter                       $300,000


                  1.2 Amendments to Exhibits. Exhibit 6.1 of the Loan Agreement shall be replaced in its entirety by Exhibit 6.1 attached hereto as Exhibit "A".

           2.     Amendments to the Appendix A General Definitions.

                  2.1 The definition of Acquisition Term Base Rate shall be deleted in its entirety and replaced as follows:

                  Acquisition Term Base Rate - a per annum rate equal to the sum of the Base Rate plus the Applicable Margin.

                  2.2 The definition of Acquisition Term LIBOR Rate shall be deleted in its entirety and replaced as follows:

                  Acquisition Term LIBOR Rate - a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Margin.

                  2.3 A definition of Applicable Margin shall be added to the Appendix as follows:

                  Applicable Margin - shall mean the spread over the Base Rate or LIBOR Rate as applicable with respect to each of the Acquisition Term
Base Rate, Acquisition Term LIBOR Rate, Equipment Term Base Rate,
Equipment Term LIBOR Rate, Revolving Credit Base Rate and Revolving
Credit LIBOR Rate, based upon Borrowers' Cash Flow as of the last day of the fiscal quarter then most recently ended for which the quarterly financial statements shall have been delivered pursuant to Section 8.1.2:




           Exhibit 10.45 - Pg. 2





                                          CASH FLOW                     APPLICABLE MARGIN
----------------------------------------------------------------------------------------------

A.  Acquisition Term Base Rate      Less than Zero Dollars ($0)         100 Basis Points

                                    Equal to or greater than             75 Basis Points
                                    Zero Dollars ($0)
----------------------------------------------------------------------------------------------
B.  Acquisition Term LIBOR Rate     Less than Zero Dollars ($0)         300 Basis Points

                                    Equal to or greater than            275 Basis Points
                                    Zero Dollars ($0)
----------------------------------------------------------------------------------------------
C.  Equipment Term Base Rate        Less than Zero Dollars ($0)          75 Basis Points

                                    Equal to or greater than             50 Basis Points
                                    Zero Dollars ($0)
----------------------------------------------------------------------------------------------
D.  Equipment Term LIBOR Rate       Less than Zero Dollars ($0)          275 Basis Points

                                    Equal to or greater than             250 Basis Points
                                    Zero Dollars ($0)
----------------------------------------------------------------------------------------------
E.  Revolving Credit Base Rate      Less than Zero Dollars ($0)           25 Basis Points

                                    Equal to or greater than               0 Basis Points
                                    Zero Dollars ($0)
----------------------------------------------------------------------------------------------
F.  Revolving Credit LIBOR Rate     Less than Zero Dollars ($0)          225 Basis Points

                                    Equal to or greater than             200 Basis Points
                                    Zero Dollars ($0)
----------------------------------------------------------------------------------------------


	For purposes of the foregoing (a) the Cash Flow shall be determined as of the end of each fiscal quarter of Borrowers based on Borrowers' financial statements delivered pursuant to Section 8.1.2 and (b) each change in the Applicable Margin resulting from a change in the Cash Flow shall be effective during the period commencing on and including the date of delivery to Lender of such financial statements indicating such change and ending on the day immediately preceding the effective date of the next such change; provided however that the Cash Flow shall be deemed to be less than Zero Dollars ($0) if Borrowers fail to deliver the financial statements required to be delivered by them pursuant to
Section 8.2.1 during the period from the expiration of the time for delivery thereof until such financial statements are delivered. For the purposes of determining the Applicable Margin, the Cash Flow shall, at all times prior to the delivery of the September 30, 2001 financial statements, be deemed to be less than Zero Dollars ($0).

                  2.4 The definition of Borrowing Base shall be deleted in its entirety and replaced as follows:


                  Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:



          Exhibit 10.45 - Pg. 3



        (i)	The Revolving Credit Limit; or

	(ii)	an amount equal to:

		(a)	up to eighty  percent (80%) of the net amount of
Eligible Accounts outstanding at such date;

                                    PLUS

		(b)	(without duplication) up to seventy percent (70%) of
the net amount of the Drury Brothers Accounts, so long as the value of the Accounts with respect to such entity which are unpaid for more than sixty (60) days after the due date ("Delinquent Accounts") does not increase by more than 20% from the value of the Delinquent Accounts corresponding to such entity as of the Closing Date;

                                    PLUS

                (c) an amount equal to the lesser of (1) the Applicable Inventory Sublimit or (2) up to sixty percent (60%) of the value of the Prime Eligible Inventory;

                                    PLUS

                (d) an amount equal to (1) Two Million Five Hundred Thousand Dollars ($2,500,000) for the period beginning as of January 1, 2001 and ending on January 31, 2001; (2) Two Million Dollars ($2,000,000) for the period beginning on February 1, 2001 and ending on March 31, 2001;
(3) One Million Dollars ($1,000,000) for the period beginning April 1, 2001 and ending on April 30, 2001; and (4) at all times thereafter Zero
Dollars ($0);

                                   MINUS

               (e) without duplication, the amount of any reserves and any amounts which Lender shall have paid pursuant to any of the Existing Loan Documents for the account of Borrower and which have not been reimbursed by Borrower.

	For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.


                2.5 The definition of Cash Flow shall be deleted in its entirety and replaced as follows:

                Cash Flow - with respect to any period measured, an amount equal to Adjusted Net Earnings from Operations, inclusive of intercompany charges (or credits) (including but not limited to management fees) between Borrowers and Parent or any Affiliate, as shown



          Exhibit 10.45 - Pg. 4



on the financial statements of Borrowers required to be delivered pursuant to subsection 8.1.2 of the Agreement, plus (i) depreciation and amortization expenses which were deducted in determining such income (or loss) for such period; (ii) losses arising from the sale of Property which was deducted in determining such income (or loss) for such period;
(iii) accrued and unpaid interest expense on any Indebtedness owed by Borrowers, or any of them, to Parent during the period being measured; and (iv) accrued and unpaid management fee expenses owed by Borrowers, or any of them, to Parent during the period being measured, minus (a) gains arising from the sale of Property which was included in determining such income (or loss) for such period; (b) capital expenditures (net of Indebtedness incurred to finance such expenditures) during such period; (c) Distributions paid in cash during such period;
(d) scheduled principal payments made during such period in respect of Indebtedness; (e) management fee expenses paid in cash to Parent during the period being measured which relates to management fees accrued in a prior period; and (f) without duplication, payments made (during the period being measured) by Borrowers, to Masonry Supply, Inc. or its designee and/or to JEH Company or its designee pursuant to the applicable Asset Purchase Agreement, all as determined in accordance with GAAP.

                2.6 The definition of Equipment Term Base Rate shall be deleted in its entirety and replaced as follows:

                Equipment Term Base Rate - a per annum rate equal to the sum of the Base Rate plus the Applicable Margin.

                2.7 The definition of Equipment Term Base Rate shall be deleted in its entirety and replaced as follows:

                Equipment Term LIBOR Rate - a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Margin.

                2.8 The definition of Excess Cash Flow shall be deleted in its entirety and replaced as follows:

                Excess Cash Flow - with respect to any fiscal year, an amount equal to Adjusted Net Earnings from Operations, inclusive of intercompany charges (or credits) (including but not limited to management fees) between Borrowers and Parent or any Affiliate, as shown on the financial statements of Borrowers required to be delivered pursuant to subsection 8.1.2(i) of the Agreement, plus (i) depreciation and amortization expenses which were deducted in determining such income
(or loss) for such fiscal year; (ii) losses arising from the sale of Property which was deducted in determining such income (or loss) for such fiscal year; (iii) accrued and unpaid management fee expenses owed by Borrowers, or any of them, to Parent during such fiscal year, except for such management fees related to employment and administrative service agreement(s) in an amount not to exceed $592,000 less amounts actually paid with respect to such management fees; and (iv) accrued and unpaid interest expense on any Indebtedness owed by Borrowers, or any of them, to Parent during such fiscal year, minus (a) gain arising from the sale of Property which was included in determining such income (or loss) for such fiscal year; (b) capital expenditures (net of Indebtedness incurred to finance such expenditures) for such fiscal year; (c) management fee expenses paid in cash to Parent during such fiscal year which relate to management fees accrued in a prior fiscal year; (d) Distributions paid in cash during such fiscal year (to the extent




          Exhibit 10.45 - Pg. 5



permitted); and (e) scheduled principal payments made during such fiscal year in respect of Indebtedness, all calculated prior to, and specifically excluding, any contingent payments due to Masonry Supply, Inc. or its designee, pursuant to the applicable Asset Purchase
Agreement, all as determined in accordance with GAAP.

                2.9 The definition of Revolving Credit Base Rate shall be deleted in its entirety and replaced as follows:

                Revolving Credit Base Rate - a per annum rate equal to the sum of the Base Rate plus the Applicable Margin.

                2.10 The definition of Revolving Credit LIBOR Rate shall be deleted in its entirety and replaced as follows:

                Revolving Credit LIBOR Rate - a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Margin.

        3.      Additional Agreements and Covenants

                3.1     Borrowers agree to pay Lender an Amendment
Fee equal to $37,500 (the "Amendment Fee"). As additional consideration for the amendments contained herein, such Amendment Fee shall be deemed fully earned and payable upon execution of this Amendment.

                3.2 Eagle shall execute and deliver to Lender a UCC-1 naming the Lender as secured party and Eagle as debtor, to be filed in the office of the Secretary of the State of Texas and UCC-3's for all UCC-1's currently of record and in favor of Lender to amend Eagle's address to reflect the address of 2500 U.S. 287, Mansfield, TX 76063.

                3.3 Parent hereby agrees to execute and deliver to Lender a subordination agreement dated the date hereof (the "Subordination Agreement"), whereby Parent subordinates inter alia, (i) the indebtedness owed by Borrowers payable to the order of Parent in the original principal amount of One Million Dollar ($1,000,000) (the "Intercompany
Loan") and (ii) any indebtedness related to management fee expenses, all in accordance with the terms and condition set forth in the Subordination Agreement.

                3.4 Parent hereby agrees that if Borrowers need additional liquidity beyond the Availability under the Borrowing Base, Parent agrees to advance to Borrowers an amount up to the difference between One
Million Dollars ($1,000,000) and the outstanding balance at such time of the Intercompany Loan (the "Additional Parent Advance") and such
Additional Parent Advance shall be subordinated to all Obligations owing to Lender in accordance with the terms of the Subordination Agreement.

        4.      Intentionally Omitted.

        5. Representations and Warranties. Each Borrower represents and warrants to Lender that following execution of this Amendment that:




           Exhibit 10.45 - Pg. 6



                5.1 No Event of Default or Default has occurred and is continuing.

                5.2 All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

                5.3 The execution and delivery by each Borrower of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate or partnership action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

                5.4 This Amendment and any instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

        6. Confirmation of Indebtedness. Borrowers hereby acknowledge and confirm that as of the close of business on February 9, 2001, they are each, jointly and severally, indebted to Lender, without defense, setoff, claim or counterclaim under the Existing Loan Documents, in the aggregate principal amount of $33,743,610.19, comprised of $29,819,192.34, outstanding with respect to the Revolving Credit Loans, $1,476,517.85, outstanding with respect to the Equipment Term Loan and $2,447,900.00 outstanding with respect the Acquisition Term Loan, plus all fees, costs and expenses (including attorneys' fees) incurred to date in connection with the Existing Loan Documents.

        7. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment. Borrowers confirm that the entities designated as "Borrowers" and "Guarantor" on the signature pages hereto constitute all of the Borrowers and Guarantors which are parties to the Loan Agreement.

        8. Collateral. Borrowers and Guarantor each hereby confirm and agree that all security interests and Liens granted to Lender continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Liens or Liens in favor of Lender. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Lender's existing security interest in and Liens upon the Collateral.

        9. Acknowledgment of Guarantor. Guarantor, by execution hereof, accepts and approves the terms and conditions of this Amendment and hereby covenants and agrees that the Amended and Restated Surety
Agreement dated June 20, 2000 from Guarantor to Lender remains unchanged and in full force and effect and continues to cover the amount of any and all Obligations outstanding from time to time under the Loan Agreement as amended hereby.




          Exhibit 10.45 - Pg. 7




        10. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York.

        11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.

        IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended, Restated and Consolidated Loan and Security Agreement as of the day and year first above written.

                                     BORROWERS:

                                     JEH/EAGLE SUPPLY, INC.



                                     By:
                                        ------------------------------------
                                        Frederick M. Friedman,
                                        Executive Vice President & Treasurer


                                     EAGLE  SUPPLY, INC.


                                     By:
                                        ------------------------------------
                                        Frederick M. Friedman,
                                        Executive Vice President & Treasurer


                                     JEH/EAGLE, L.P.
                                     By:JEH/Eagle Supply, Inc.
                                        Its General Partner



                                     By:
                                        ------------------------------------
                                        Frederick M. Friedman,
                                        Executive Vice President & Treasurer




          Exhibit 10.45 - Pg. 8





                                     LENDER:
                                     FLEET CAPITAL CORPORATION



                                     By:
                                        -----------------------------------
                                        John Masotti, Vice President

                                     AGREED TO AND ACKNOWLEDGED, INTENDING
                                     TO BE LEGALLY BOUND:

                                     GUARANTOR:
                                     EAGLE SUPPLY GROUP, INC.



                                     By:
                                        ------------------------------------
                                        Frederick M. Friedman,
                                        Executive Vice President & Treasurer




          Exhibit 10.45 - Pg. 9



                                   EXHIBIT "A"
                                   Exhibit 6.1
           (Each Borrower and Each Subsidiary's Business Locations)

JEH/Eagle Supply, Inc. (f/k/a JEH/Acquisition Corp. f/k/a/ JEH Company, Inc.) State of Incorporation - Delaware
Executive Office - Mansfield, TX
        (a)     5565 E. Bijou Street, Colorado Springs, CO
        (b)     8221 E. 96th Avenue, Henderson, CO
        (c)     4414 E. Harmony Road, Fort Collins, CO
        (d)     401 Sawatch Road, Eagle, CO
        (e)     4040 West 10th Street, Indianapolis, IN
        (f)     1170 Eagan Industrial Blvd., Eagan, MN
        (g)     9861 Titan Park Circle, Littleton, CO
        (h)     924 Kenner Avenue, Kenner, LA
        (i)     43 East 7th Avenue, Oshkosh, WI
        (j)     650 North Church Street, Lake Zurich, IL
        (k)     230 Industrial Unit O, Fredericksburg, VA
Eagle Supply, Inc.
State of Incorporation - Florida
Executive Office - Mansfield, TX
        (a)     1301 4th Avenue, Tampa, FL
        (b)     3201 39th Avenue North, St. Petersburg, FL
        (c)     3151 Grand Boulevard, Holiday, FL
        (d)     3069 Cranford Avenue, FT. Myers, FL
        (e)     535 Massachusetts Avenue, Pensacola, FL
        (f)     733 Mulberry Avenue, Panama City, FL
        (g)     289 Snow Drive, Birmingham, AL
        (h)     3451 Georgia Pacific Avenue, Mobile, AL
        (i)     131 NE Racetrack Road, Ft. Walton Beach, FL
        (j)     130 Four Points Way, Tallahassee, FL
        (k)     1603 North Hercules Avenue, Clearwater, FL
        (l)     2420 Central Parkway Southwest, Decatur, AL
        (m)     15291 Flight Path Drive, Brooksville, FL
        (n)     1451 Channelside Drive, Tampa, FL
        (o)     3737 25th Avenue, Gulfport, MS
        (p)     2700 S. Combee Road, Lakeland, FL
        (q)     4116 N. Orange Blossom Trail, Orlando, FL
JEH/Eagle, L.P.
State of Organization - Texas
Executive Office - Mansfield, TX
        (a)     603 Wisteria, Mansfield, TX
        (b)     2500 U.S. Hwy 287 South, Mansfield, TX
        (c)     4400 Preston Road, Frisco, TX
        (d)     1800 Tarrant Lane, Colleyville, TX
        (e)     901 Dalworth Drive, Mesquite, TX
        (f)     13910 FM Road, 620, Austin, TX
        (g)     2090 Hwy 157 N., Mansfield, TX
        (h)     15200 Midway Road, Addison, TX
        (i)     10405 N. I-35W, Ft. Worth, TX
        (j)     3515 Forney Avenue, Mesquite, TX



          Exhibit 10.45 - Pg. 10



                             SUBORDINATION AGREEMENT


                                                        February 14, 2001

To:	Fleet Capital Corporation ("Lender")
        200 Glastonbury Blvd., Suite 200
        Glastonbury, CT  06033

        To induce the Lender to make available and continue, a credit facility to and for the joint and several benefit of JEH/Eagle Supply, Inc. ("JEH"), Eagle Supply, Inc. ("Eagle") and JEH/Eagle, L.P. ("LP"), and collectively with JEH and Eagle referred to as "Borrowers", and sometimes each individually is also referred to as "Borrower") pursuant to the terms of that certain Amended, Restated and Consolidated Loan and Security Agreement between Borrower and Lender dated June 20, 2000 (as has been and may hereafter be amended, supplemented or replaced from time to time, most recently by that certain First Amendment to Amended, Restated and Consolidated Loan and Security Agreement dated the date hereof, collectively referred to as the "Loan Agreement"), the undersigned hereby agrees as follows:

        1. The payment of any and all Subordinated Debt is expressly subordinated to the Senior Debt to the extent and in the manner set forth in this Subordination Agreement. The term "Subordinated Debt" means all indebtedness, liabilities, and obligations of Borrowers, or any of them, now existing or hereafter arising, to the undersigned, including, but not limited to: (i) the indebtedness of Borrowers payable to the undersigned in the original principal amount of $1,000,000, (ii) accrued management fees payable to the undersigned and (iii) any and all other obligations owing by the Borrowers, or any of them, now or hereafter to the undersigned, including without limitation, the Additional Parent Advance (as defined in the Loan Agreement). The term "Senior Debt" means any and all Obligations of Borrowers, or any of them, to Lender under the Loan Agreement. All capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.

        2. Until the Senior Debt is paid in full, Borrowers shall not pay, and undersigned shall not accept, any payments of any kind (including prepayments) associated with the Subordinated Debt; provided, however, that so long as Borrowers have and maintain Cash Flow calculated on a rolling consecutive four (4) fiscal quarter basis (commencing as of the quarter ending September 30, 2001) of Zero Dollars ($0) or greater as shown on Borrowers quarterly financial statements required to be delivered pursuant to the Loan Agreement, and no Event of Default or Default under the Loan Agreement has occurred and is continuing, or would result from the making of any such payment(s), Borrowers may pay and the undersigned may accept payments on the Subordinated Debt. Notwithstanding the foregoing, upon the occurrence of an Event of Default, or a Default, under the Loan Agreement, Borrowers shall not make and the undersigned shall not receive, any payments on the Subordinated Debt, without Lender's prior written consent until such Event of Default or Default is cured or waived.

        3. Any payments on the Subordinated Debt received by the undersigned, other than as permitted in paragraph 2 above, shall be held in trust for Lender and the undersigned will forthwith turn over




         Exhibit 10.45 - Pg. 11



any such payments in the form received, properly endorsed, to Lender to be applied to the Senior Debt as determined by Lender.

        4. No Borrower shall grant to the undersigned and the undersigned shall not take any lien on or security interest in any Borrower's property, now owned or hereafter acquired or created, without Lender's prior written consent.

        5. The undersigned agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Lender under and in connection with the Loan Agreement, or any amendment, extension, replacement thereof or related agreement between Lender and Borrowers.

        6. The undersigned will not commence any action or proceeding against any Borrower to recover all or any part of the Subordinated Debt not paid when due, and shall at no time join with any creditor, in bringing any proceeding against any Borrower under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing, unless and until the Senior Debt shall be paid in full. Subject to the foregoing, the undersigned may accelerate the amount of the Subordinated Debt upon the occurrence of (i) the acceleration of the Senior Debt; and (ii) the filing of a petition under the Bankruptcy Code by any Borrower.

        7. In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency proceeding of a Borrower, the undersigned will at Lender's request file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of such Borrower in respect of the Subordinated Debt and will hold in trust for Lender and pay over to Lender in the same form received, to be applied on the Senior Debt as determined by Lender, any and all money, dividends or other assets received in any such proceedings on account of the Subordinated Debt, unless and until the Senior Debt shall be paid in full, including without limitation, interest owing to Lender after the commencement of a bankruptcy proceeding at the rate specified in the Loan Agreement, whether or not such interest is an allowable claim in such proceeding. Lender may, as attorney-in-fact for the undersigned, take such action on behalf of the undersigned and the undersigned hereby appoints Lender as attorney-in-fact for the undersigned to demand, sue for, collect, and receive any and all such money, dividends or other assets and give acquittance therefore and to file any claim, proof of claim or other instrument of similar character and to take such other proceedings in Lender's name or in the name of the undersigned, as Lender may deem necessary or advisable for the enforcement of this Agreement. The undersigned will execute and deliver to Lender such other and further powers of attorney or other instruments as either reasonably may request in order to accomplish the foregoing.

        8. Lender may at any time and from time to time, without the consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing any of Lender's rights, or any of the obligations of the undersigned hereunder:

                (a)     Change the amount, manner, place or terms of payment



          Exhibit 10.45 - Pg. 12



or change or extend the time of payment of or renew or alter the Senior Debt, or any part thereof, or amend, supplement or replace the Loan Agreement and/or any notes or surety or guaranty agreements executed in connection therewith in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Debt;

                (b) Sell, exchange, release or otherwise deal with all or any part of any property at any time pledged or mortgaged by any party to secure or securing the Senior Debt or any part thereof;

                (c) Release anyone liable in any manner for the payment or collection of the Senior Debt;

                (d) Exercise or refrain from exercising any rights against Borrowers or any of them, or others (including the undersigned); and

                (e) Apply sums paid by any party to the Senior Debt in any order or manner as determined by Lender.

        9. The undersigned will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein. The undersigned represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned and the undersigned will not transfer or assign, except to Lender, any part of the Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to this Agreement. Upon Lender's request, the undersigned will in the case of any Subordinated Debt which is not evidenced by any instrument cause the same to be evidenced by an appropriate instrument or instruments, and place thereon and on any and all instruments evidencing the Subordinated Debt a legend in such form as Lender may determine to the effect that the indebtedness evidenced thereby is subordinated and subject to the prior payment in full of all Senior Debt pursuant to this Subordination Agreement, as well as deliver all such instruments to Lender.

        10. This Subordination Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by Lender and the undersigned. This Subordination Agreement, and the rights of Lender hereunder shall terminate upon indefeasible payment in full of all Senior Debt.

        11. The undersigned represents and warrants that neither the execution or delivery of this Subordination Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which the undersigned or any of the undersigned's assets is now subject.

        12. Any notice of acceptance of this Subordination Agreement is hereby waived.



         Exhibit 10.45 - Pg. 13



        13. This Subordination Agreement may be assigned by Lender, in whole or in part in connection with any assignment or transfer of any portion of the Senior Debt.

        14. This Subordination Agreement shall be binding upon the undersigned, and the undersigned's successors, representatives and assigns.

        15. Except as provided in paragraph 2 above, each Borrower agrees that it will not make any payment on any of the Subordinated Debt, or take any other action in contravention of the provisions of this Subordination Agreement.

        16. This Subordination Agreement shall in all respects be interpreted, construed and governed by the substantive laws of the State of New York. The undersigned, Borrowers and Lender, each (i) submits to the jurisdiction of the Supreme Court of the State of New York, or the United States District Court for the Southern District of New York for the purposes of resolving any controversy relating thereto and (ii) WAIVES THE RIGHT TO A JURY TRIAL FOR THE PURPOSE OF RESOLVING ANY CONTROVERSY HEREUNDER OR ENFORCING OR DEFENDING ANY RIGHTS OR CLAIM HEREUNDER OR IN CONNECTION HEREWITH, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.






ATTEST:                               EAGLE SUPPLY GROUP, INC.

By:                                   By:
   -------------------------------       -----------------------------------
   Lucille Manno,  Asst. Secretary       Frederick M. Friedman,
                                         Executive Vice President & Treasurer
   [Corporate Seal]



                                      LENDER:
                                      FLEET CAPITAL CORPORATION


                                      By:
                                         -----------------------------------
                                         John Masotti, Vice President



          Exhibit 10.45 - Pg. 14





AGREED TO AND ACKNOWLEDGED,
INTENDING TO BE LEGALLY BOUND:


                                      BORROWERS:
ATTEST:                               JEH/EAGLE SUPPLY, INC.

By:                                   By:
   -------------------------------       ------------------------------------
   Lucille Manno,  Asst. Secretary       Frederick M. Friedman,
                                         Executive Vice President & Treasurer

   [Corporate Seal]



ATTEST:                               EAGLE SUPPLY, INC.

By:                                   By:
   -------------------------------       ------------------------------------
   Lucille Manno,  Asst. Secretary       Frederick M. Friedman,
                                         Executive Vice President &
                                         Treasurer
   [Corporate Seal]



ATTEST:                               JEH/EAGLE, L.P.
                                      By: JEH/EAGLE SUPPLY, INC.
                                      Its General Partner



By:                                   By:
   -------------------------------       ------------------------------------
   Lucille Manno,  Asst. Secretary       Frederick M. Friedman,
                                         Executive Vice President & Treasurer

   [Corporate Seal]



          Exhibit 10.45 - Pg. 16